UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-268707	45-3797537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

609 W/Dickson St., Suite 102 G
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-5610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2023, White River Energy Corp (the “Company”) entered into an agreement with the Smithline Family Trust I (the “Trust”) pursuant to which the Company agreed to issue the Trust an additional 95.67 shares of the Company’s Series D Convertible Preferred Stock which, subject to a beneficial ownership limitation, is convertible into 478,337 shares of common stock in exchange for the Trust and its affiliates’ waiver of certain rights under the 10% Original Issue Discount Senior Secured Convertible Promissory Notes the Company issued to the Trust on or about December 16, 2022 and August 10, 2023 (the “Notes”) and a Consulting Agreement entered into with an affiliate of the Trust. Under the agreement, the number of shares of Series D the Trust is entitled to receive is subject to potential upward adjustment on the same terms as the Consulting Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is incorporated by reference into this Item 3.02. The transaction was exempt from registration pursuant to and Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2023, following approval of the Board of Directors, the Company filed a Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock (the “Series D Certificate of Designation”) with the Nevada Secretary of State to increase the number of authorized shares of Series D from 250 shares to 1,000 shares. The terms of the Series D are summarized in the Company’s Current Report on Form 8-K filed by the Company on October 11, 2023, and are set forth in the Series D Certificate of Designation, a copy of which was filed as Exhibit 4.1 to such previous Current Report.

Item 8.01 Other Information.

Pursuant to vesting terms of outstanding restricted stock units (“RSUs”), certain of the Company’s directors and executive officers are entitled to receive shares of common stock within 60 days of October 23, 2023. The Company’s Principal Stockholders table after giving effect to the foregoing is set forth below.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 23, 2023 for:

●	each of our directors;
●	each of our executive officers;
●	all of our current directors and executive officers as a group; and
●	each person, entity or group, who beneficially owned more than 5% of each of our classes of securities.

We have based our calculations of the percentage of beneficial ownership on 17,912,335 shares of our common stock outstanding as of October 23, 2023, which does not include the 42,253,521 shares of common stock issuable upon conversion of the outstanding Series A Convertible Preferred Stock (the “Spin-Off Shares”). This amount also does not give effect to any exercises of outstanding warrants or conversion of outstanding shares of convertible preferred stock. We have deemed shares of our common stock subject to derivative securities that are currently exercisable or convertible within 60 days of October 23, 2023 to be outstanding and to be beneficially owned by the person holding the derivative securities for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the principal business address for each of the individuals and entities listed below is our offices Arkansas.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock Included*	Percentage of Common Stock Beneficially Owned
Randy May(1)	2,087,063	11.3%
Jay Puchir(2)	1,987,063	10.8%
Richard Horgan (3)	1,787,063	9.9%
Danny Hames(4)	102,375	*
James Cahill(5)	102,375	*
Greg Landis(6)	102,375	*
Alisa Horgan(7)	200,000	*
All officers and directors as a group (7 persons)	4,781,251	24.8%

5% or more Stockholders
May Family Foundation(8)	1,587,063	8.9%

Mark Pearson (9)	1,340,020	7.5%
Michael P. Lewis TOD DTD 03/10/2022(10)	1,486,174	8.3%

*	Less than 1%.
(1)	May. Mr. May is our Chief Executive Officer and Chairman of the Board. Consists of (i) shares held by The May Family Foundation, which Mr. May may be deemed to beneficially own as his niece is a control person of that entity, and (ii) 500,000 RSUs which vest within 60 days of October 23, 2023. See footnote (8) below.
(2)	Puchir. Mr. Puchir is our Chief Financial Officer. Consists of (i) shares of common stock held by Atikin Investments LLC and Overcoming the Odds Foundation, entities over which Mr. Puchir holds voting control, and (ii) 500,000 RSUs which vest within 60 days of October 23, 2023.
(3)	Horgan. Mr. Horgan is our former Chairman of the Board and Chief Executive Officer. Includes 200,000 RSUs which vest within 60 days of October 23, 2023
(4)	Hames. Mr. Hames is a director of the Company.
(5)	Cahill. Mr. Cahill is a director of the Company.
(6)	Landis. Mr. Landis is a director of the Company.
(7)	Horgan. Ms. Horgan is a director of the Company. She disclaims any beneficial ownership in the common stock held by her husband, Richard Horgan. Includes 200,000 RSUs which vest within 60 days of October 23, 2023
(8)	May Family Foundation. Elizabeth Boyce is the managing member of the May Family Foundation and exercises voting and dispositive control over the securities.
(9)	Mark Pearson. Address is 8674 Eagle Creek Circle, Minneapolis, MN 55378. Consists of (i) 600,000 shares of common stock held by Mr. Pearson, (ii) 418,272 shares of common stock held by Nepsis, Inc., an entity which Mr. Pearson controls, and (iii) 321,748 shares of common stock held by the Trust Agreement of Julie L. Pearson U/A 12/28/05 (the “Trust”), a trust in which Mr. Pearson is a co-trustee with his wife, Julie Pearson. Does not include a total of 1,480,040 shares of common stock underlying Warrants held by these entities, which are subject to a 4.99% beneficial ownership limitation. Also does not include a total of 115,830 shares of common stock held or beneficially owned by Mr. Pearson’s adult children. Mr. Pearson disclaims beneficial ownership over the shares of common stock held by the Trust and the shares of common stock owned by his children.
(10)	Michael P. Lewis TOD DTD 03/10/2022. Address is 8674 Eagle Creek Cir, Savage, MN 55378. Michael P. Lewis is the control person and holds voting and dispositive control over these shares.

Item 9.01 Financial Statements and

Exhibits.

Exhibit #	Exhibit Description	Form	Date	Number	Filed or Furnished Herewith
5.03	Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2023

White River Energy Corp

/s/ Randy May
	By:	Randy May
Chief Executive Officer